UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported): May 4, 2022

Commission File Number: 1-39804

Exact name of registrant as specified in its charter:
TEXAS PACIFIC LAND CORPORATION

State or other jurisdiction of incorporation or organization:	IRS Employer Identification No.:
Delaware	75-0279735

Address of principal executive offices:
 1700 Pacific Avenue, Suite 2900 Dallas, Texas 75201

Registrant’s telephone number, including area code:
214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange

Item 2.02.	Results of Operations and Financial Condition.

Texas Pacific Land Corporation (the “Company”) hereby incorporates by reference the contents of a press release announcing financial results for the three months ended March 31, 2022, which was released to the press on May 4, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits.
		99.1	Press release including financial results of Texas Pacific Land Corporation for the Three Months Ended March 31, 2022 and 2021.
		104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date:	May 4, 2022	By:	/s/ Chris Steddum
Chris Steddum
Chief Financial Officer